Canary Staked SUI ETF 10-Q

Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the period ending June 30, 2026 (the “Report”) of Canary Staked SUI ETF (SUIS) (the “Registrant”), as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Starr Frohlich, Principal Financial and Accounting Officer of the Registrant, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 7, 2026

By: /s/ Starr Frohlich

Starr Frohlich

Principal Financial and Accounting Officer